UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): Dec 10, 2004

VALCOM, INC.


                    (Exact name of Registrant as specified in charter)

DELAWARE                000-28416               58-1700840
(State  or  other          (Commission  File        (IRS  Employer
jurisdiction  of              Number)                      Identification
incorporation)                                                   Number)

28309 AVENUE CROCKER  VALENCIA, CALIFORNIA 91355
                      (Address of principal executive offices)

Registrant's telephone number, including area code: (661) 257-8000

                                 NOT APPLICABLE
(Former name or former address, if changed since last report)


ITEM 5.02. RESIGNATION OF REGISTRANT'S DIRECTORS
A.) The Registrant's Board of Directors has accepted the resignation of one of its member of the Board of Directors, Mr. Krishna Swamy Alladi, effective immediately. Mr. Krishna Swamy Alladi's resignation terminates all agreements and contracts previously in place. Mr. Krishna Swamy Alladi had no disagreement with the Registrant.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
(A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED Not applicable.
(B) PRO FORMA FINANCIAL INFORMATION
Not applicable.
(C) EXHIBITS Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 10, 2004
                              		VALCOM,  INC.
                                    By:   /s/  Vince  Vellardita
                                      ---------------------------
                                      Vince  Vellardita
                                      Chairman  of  the  Board  &
                                      Chief  Executive  Officer